Exhibit 99.2

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q4 and FY 2020 Earnings Call FieldReport

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020

Important Cautions Regarding Forward-Looking Statements

Forward-looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the expected impact of COVID-19 and related economic uncertainty, the Company's future revenue and operating performance, the impact of the CARES Act or other government programs on the demand for the Company's products or timing of customer orders, and trends in and growth of the FTTx markets, market segments or customer purchases and other statements that are not historical facts. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: the as yet-unknown impact of COVID-19 and related economic uncertainty; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; our expected growth is based upon the expansion of the telecommunications market; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in business with these major customers would adversely affect us; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions that could adversely affect future operating results; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the United States; our business is dependent on effective management information systems and information technology infrastructure; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; changes in government funding programs may cause our customers and prospective customers to delay or reduce purchases; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2019 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law.

© Copyright 2020 Clearfield, Inc. All Rights Reserved.

NASDAQ:CLFD 2 CLEARFIELD

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD FQ4 & 2020 Highlights NASDAQ:CLFD 4 Fourth Quarter: • Record revenue of $27.3M, up 14% y/o/y • Gross profit up 21% to record $11.2M (41.2% of revenue) • Net income of $3.0M or $0.22 per diluted share • Order backlog increased 153% to $10.7M FY2020: • Record revenue of $93.1M, up 9% y/o/y • Gross profit up 16% to $37.9M (40.7% of revenue) • Net income of $7.3M or $0.53 per diluted share $24.0M $19.4M $20.4M $26.0M $27.3M Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Quarterly Revenue $77.7M $85.0M $93.1M 2018 2019 2020 Annual Revenue

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD FQ4 & 2020 Revenue Comparison by Market NASDAQ:CLFD 5 All dollar figures in millions 1) Based on revenue of $93.1 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Annual Revenue Composition Ended 9/30/20 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets) Build - to - Print (Legacy contract manufacturing and misc. sales) 63% 15% 13% 5% 4% $53.5 $11.9 $8.4 $6.5 $4.7 $14.1 $12.4 $4.1 $3.6 Community Broadband National Carrier MSO International Build-to-Print FY 19 FY 20 Quarterly Revenue FY20 Revenue $14.8 $4.0 $2.4 $1.3 $1.5 $18.5 $3.2 $3.6 $1.1 $0.9 Community Broadband National Carrier MSO International Build-to-Print FQ4 19 FQ4 20 $59.0

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Quarterly Financial Performance 7 NASDAQ:CLFD Note: Dollar figures in millions $24.0 $19.4 $20.4 $26.0 $27.3 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Revenue +7% - 4% +7% +19% +14% Year - over - Year Growth Rate

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Quarterly Financial Performance 8 NASDAQ:CLFD Note: Dollar figures in millions $24.0 $19.4 $20.4 $26.0 $27.3 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Revenue +7% - 4% +7% +19% +14% Year - over - Year Growth Rate $9.3 $7.7 $8.2 $10.8 $11.2 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Gross Profit 38.8% 39.9% 39.9% 41.5% 41.2% Gross Profit (%)

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Quarterly Financial Performance 9 NASDAQ:CLFD Note: Dollar figures in millions $24.0 $19.4 $20.4 $26.0 $27.3 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Revenue +7% - 4% +7% +19% +14% Year - over - Year Growth Rate $9.3 $7.7 $8.2 $10.8 $11.2 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Gross Profit 38.8% 39.9% 39.9% 41.5% 41.2% Gross Profit (%) 29.7% 37.8% 36.4% 27.8% 27.7% OPEX as % of Revenue $7.1 $7.3 $7.4 $7.2 $7.6 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Operating Expenses

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Quarterly Financial Performance 10 NASDAQ:CLFD Note: Dollar figures in millions $24.0 $19.4 $20.4 $26.0 $27.3 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Revenue +7% - 4% +7% +19% +14% Year - over - Year Growth Rate $9.3 $7.7 $8.2 $10.8 $11.2 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Gross Profit 38.8% 39.9% 39.9% 41.5% 41.2% Gross Profit (%) 29.7% 37.8% 36.4% 27.8% 27.7% OPEX as % of Revenue $7.1 $7.3 $7.5 $7.2 $7.6 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Operating Expenses 7.9% 2.6% 3.7% 11.5% 10.9% Net Margin $1.9 $0.5 $0.7 $3.0 $3.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Net Income

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Annual Financial Performance 11 NASDAQ:CLFD Note: Dollar figures in millions $77.7 $85.0 $93.1 2018 2019 2020 Revenue +5% +10% +9% Year - over - Year Growth Rate

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Annual Financial Performance 12 NASDAQ:CLFD Note: Dollar figures in millions $77.7 $85.0 $93.1 2018 2019 2020 Revenue $31.0 $32.7 $37.9 2018 2019 2020 Gross Profit 39.9% 38.4% 40.7% Gross Profit (%) $37.9 +5% +10% +9% Year - over - Year Growth Rate

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Annual Financial Performance 13 NASDAQ:CLFD Note: Dollar figures in millions $77.7 $85.0 $93.1 2018 2019 2020 Revenue $31.0 $32.7 $37.9 2018 2019 2020 Gross Profit $37.9 $25.9 $27.5 $29.5 2018 2019 2020 Operating Expenses 33.4% 32.3% 31.7% OPEX as % of Revenue +5% +10% +9% Year - over - Year Growth Rate 39.9% 38.4% 40.7% Gross Profit (%)

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Annual Financial Performance 14 NASDAQ:CLFD Note: Dollar figures in millions $37.9 $4.3 $4.6 $7.3 2018 2019 2020 Net Income 5.5% 5.4% 7.8% Net Margin $77.7 $85.0 $93.1 2018 2019 2020 Revenue $31.0 $32.7 $37.9 2018 2019 2020 Gross Profit $37.9 $25.9 $27.5 $29.5 2018 2019 2020 Operating Expenses +5% +10% +9% Year - over - Year Growth Rate 39.9% 38.4% 40.7% Gross Profit (%) 33.4% 32.3% 31.7% OPEX as % of Revenue

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Strong Balance Sheet Supports Profitable Growth • $52.2 million in cash and cash investment balances NASDAQ:CLFD 15 $ in Millions as of September 30 Cash and Investment Balances $35.5 $47.5 $52.2 2018 2019 2020

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD COVID - 19 Operational Update • Critical manufacturer status • Operating at normal capacity while adhering to state and federal government social distancing guidelines • Majority of supply chain remains operational • Established higher minimum stocking levels on component level inventory to ensure customer needs are met NASDAQ:CLFD 16

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD COVID - 19 Accelerating Broadband Demand Wireline Broadband Access (PON, p2P, xDSL, Gfast) Equipment Revenue (July 2020 vs. Feb. 2020)

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 18 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 19 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Clearfield 288 PON Fiber Distribution Hubs

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020

Clearfield's 'Coming of Age' Plan

Expanding Core Community Broadband Business

Attracting utilities, co-ops and CLECs as they enter underserved communities, maintaining a steady growth rate

Enhancing Competitive Position and Operational Effectiveness

Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs

Capitalizing on Disruptive Growth Opportunities Within National Wireline and Wireless Markets

Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG-PON, and edge computing initiatives

NASDAQ:CLFD 21 CLEARFIELD

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Key Takeaways Proven business model and management execution Enhanced management team and expansion of total addressable market Strong competitive position in a rapidly growing multi - billion - dollar fiber optics industry, especially with the roll - out of 5G and NG - PON2 technologies Healthy balance sheet: $52.2M in cash and investments Year history of profitability and positive free cash flow 13 NASDAQ:CLFD

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 23 Dan Herzog CHIEF FINANCIAL OFFICER

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD

FieldReport / Fiscal Q4 2020 Earnings Call / November 4, 2020 NASDAQ:CLFD Contact Us NASDAQ:CLFD 25 COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover and Tom Colton Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com